UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary	Proxy Statement
☐ Confidential,	for Use of the Commission only (as permitted by Rule 14a-6(e) (2))
☐ Definitive	Proxy Statement
☑ Definitive	Additional Materials
☐ Soliciting	Material Pursuant to Rule 14a-12

RAILAMERICA, INC.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

☑ No	fee required

☐ Fee	computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee	paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 17, 2012

Meeting Information
	Meeting Type:	Annual Meeting
RAILAMERICA, INC.	For holders as of:	March 21, 2012
	Date: May 17, 2012	Time: 10:00 A.M. EDT
Location: 74II Fullerton Street
University Room
Jacksonville, Florida 32256

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

I. Notice & Proxy Statement        2. Annual Report

How to View Online:

Havethe information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:              sendmaterial@proxyvote.com

*  Ifrequesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

  Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

  Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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Voting Items
The Board of Directors recommends that you vote FOR the following:

1. Election of Directors
Nominees:
01 Wesley R. Edens 02 Robert Schmiege

The Board of Directors recommends you vote FOR the following proposal (s):

2. Ratification of Ernst & Young LLP as the Independent Registered Public Accounting Firm for 2012.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

        The validity of this proxy is governed by Delaware General corporation Law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the annual meeting to be held May 17, 2012.

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Voting Instructions

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